SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) of the
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 30, 2004

                          Commission File No. 000-28813

                            New Century Energy Corp.
                   ------------------------------------------
              (Exact name of registrant as specified in its charter)

             Colorado                                93-1192725
 --------------------------------           -------------------------
(State or other jurisdiction of                 (IRS Employer
  incorporation or organization)               Identification No.)

                 5851 San Felipe, Suite 775, Houston Texas 77057
             ------------------------------------------------------
                    (Address of principal executive offices)

                         Edward R. DeStefano, President
                 5851 San Felipe, Suite 775, Houston Texas 77057
                   -------------------------------------------
                     (Name and address of agent for service)

                                 (713) 266-4344
                          -----------------------------
                               (Telephone number)

                             Vertica Software, Inc.
                        106 East Sixth Street, Suite 900
                               Austin, Texas 78701
                  ---------------------------------------------
                             Former Name and Address

-----------------------------------------------------------------------

     This Amended 8-K is being filed to take into account the audited financial statements of Century Resources, Inc.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On September 30, 2004, Vertica Software, Inc., a Colorado corporation (the "Company") completed the transactions contemplated by the Agreement and Plan of Reorganization (the "Agreement") with Century Resources, Inc., a Delaware corporation ("Century") and Edward R. DeStefano, the sole security holder of Century ("Shareholder").

         Upon the terms and subject to the conditions of the Agreement, Shareholder of Century exchanged all of the shares of Century's common stock for a specified number of shares of the Company's common stock and the Company acquired all of the issued and outstanding securities of Century, making Century a wholly-owned subsidiary of the Company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements of Century Resources, Inc.

(a) Financial Statements of Century Resources, Inc., attached hereto.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
  New Century Energy Corp.
  (formerly Century Resources, Inc.)
  Houston, Texas

We have audited the accompanying balance sheet of New Century Energy Corp. as of December 31, 2003, and the related statements of operations, stockholders' deficit and cash flows for each of the two years then ended. These financial statements are the responsibility of New Century's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Century Energy Corp. as of December 31, 2003 and the results of its operations and its cash flows for each of the two years then ended in conformity with accounting principles generally accepted in the United States of America.

Malone & Bailey, PLLC
www.malone-bailey.com
Houston, Texas

July 30, 2004,
  except for Note 7,
  as to which the date
  is October 26, 2004

                            NEW CENTURY ENERGY CORP.
                       (formerly Century Resources, Inc.)
                                  BALANCE SHEET
                                December 31, 2003

     ASSETS
Current Assets
  Cash                                                               $   76,577
  Receivables                                                           119,597
                                                                     ----------
     Total Current Assets                                               196,174
                                                                     ----------
Oil and gas properties, using successful efforts
  method of accounting
     Proved properties                                                  936,846
     Unproved properties                                                 16,053
     Wells and related equipment and facilities                         189,473
                                                                     ----------
                                                                      1,142,372
     Less accumulated depreciation, depletion,
          amortization and impairment                                  (363,495)
                                                                     ----------
     Net oil and gas properties                                         778,877
                                                                     ----------
                                                                     $  975,051
                                                                     ==========

     LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
  Advances from investors                                             $ 155,447
  Current portion of installment note payable                           206,610
  Accounts payable                                                      132,576
  Advances from sole stockholder                                        169,123
                                                                      ---------
     Total Current Liabilities                                          663,756

Long-term portion of installment note payable                           400,000
                                                                      ---------
     Total Liabilities                                                1,063,756
                                                                      ---------

Stockholder's Deficit
  Common stock, no par value, 1,000 shares
    authorized, 500 shares issued and outstanding                       11,550
  Accumulated deficit                                                 (100,255)
                                                                      ---------
     Total Stockholders' Deficit                                       (88,705)
                                                                      ---------
                                                                      $975,051
                                                                      =========

                See accompanying summary of accounting policies
                       and notes to financial statements.


                            NEW CENTURY ENERGY CORP.
                       (formerly Century Resources, Inc.)
                            STATEMENTS OF OPERATIONS
                     Years Ended December 31, 2003 and 2002

                                                     2003           2002
                                                   ---------     ---------
Revenues
  Oil and gas sales                              $   688,214  $    267,809
  Gain on sale of oil and gas properties              12,000         5,643
  Consulting                                           5,000         6,900
                                                   ---------     ---------
     Total  revenues                                 705,214       280,352
                                                   ---------     ---------
Expenses
  Lease operating                                    210,853       119,025
  Production taxes                                    31,840        12,389
  General & administrative                            80,365        41,009
  Depreciation, depletion and amortization           251,739        67,382
  Interest                                            97,232        74,756
                                                   ---------     ---------
     Total  expenses                                 672,029       314,561
                                                   ---------     ---------
     NET  INCOME  (LOSS)                         $    33,185  $    (34,209)
                                                   =========     =========


                See accompanying summary of accounting policies
                       and notes to financial statements.


                            CENTURY RESOURCES, INC.
                       (formerly Century Resources, Inc.)
                       STATEMENT OF STOCKHOLDER'S DEFICIT
                     Years Ended December 31, 2003 and 2002

                                            Common Stock     Accumulated
                                        Shares      Amount     Deficit      Totals
                                      --------     -------    ---------    --------
Balances, December 31, 2001                500    $ 11,550   $ (99,231)   $ (87,681)

Net (loss)                                                     (34,209)     (92,791)
                                       -------     -------    ---------   ---------

Balances, December 31, 2002                500      11,550    (133,440)    (121,890)

Net income                                                      33,185       33,185
                                      -------      -------   ---------    ---------

Balances, December 31, 2003               500       11,550   $(100,255)   $ (88,705)
                                      =======      =======    =========   =========


                See accompanying summary of accounting policies
                       and notes to financial statements.


                            CENTURY RESOURCES, INC.
                       (formerly Century Resources, Inc.)
                            STATEMENTS OF CASH FLOW
                     Years Ended December 31, 2003 and 2002

                                                                    2003           2002
                                                                 ---------      ----------
Cash Flows Used in Operating Activities
  Net income (loss)                                              $  33,185    $    (34,209)
  Adjustments to reconcile net income to net cash
    used in operating activities:
    Depreciation, depletion and amortization                       251,739          67,382
    Gain on sale of oil and gas properties                         (12,000)         (5,643)
  Changes in:
    Accounts receivable                                            (82,316)        (19,125)
    Accounts payable                                                43,207          23,360
                                                                 ---------     -----------
  Net Cash Used in Operating Activities                            233,815          31,765
                                                                 ----------    -----------

Cash Flows used in investing activities
  Capital expenditures for oil and gas properties                 (648,710)        (84,598)
  Proceeds from sale of oil and gas properties                      45,000          50,326
  Proceeds from buyer deposit on February 2004 sale                 80,000
                                                                 ----------    -----------
                                                                  (523,710)        (34,272)
                                                                 ----------    -----------
Cash Flows from Financing Activities
  Proceeds from additions to long-term debt                        303,646         458,000
  Payments to reduce long-term debt                               (203,835)         (9,899)
  Advances from investors                                           30,000         362,245
  Investor payments for drilling                                      (807)       (287,982)
  Reimbursements to investors                                      (81,000)        (22,000)
  Repayments to sole shareholder                                   (85,955)        (94,315)
                                                                 ----------     ----------
                                                                   (37,951)        406,049
                                                                 ----------     ----------
Net increase (decrease) in cash                                   (327,846)        403,542

Cash at beginning of year                                          404,424             882
                                                                 ---------      ----------

Cash at end of year                                              $  76,578      $  404,424
                                                                 ==========     ==========

Cash paid during the year for:
  Interest, net of interest capitalized
    of $22,528 and $0 in 2003 and 2002                           $ 104,696      $   52,829
  Income taxes                                                           0               0


                See accompanying summary of accounting policies
                       and notes to financial statements.

                            CENTURY RESOURCES, INC.
                       (formerly Century Resources, Inc.)
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

Century Resources, Inc. was incorporated in Delaware on September 16, 1985 for the acquisition, development, production, exploration for, and the sale of, oil, gas and natural gas liquids in Texas. Century sells its oil and gas products primarily to domestic pipeline companies.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, as well as certain financial statement disclosures. While management believes that the estimates and assumptions used in the preparation of the financial statements are appropriate, actual results could differ from these estimates.

Cash Equivalents. Highly liquid investments with original maturities of three months or less are considered cash equivalents.

Oil and gas properties. Century uses the successful efforts method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells that find proved reserves, and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of carrying and retaining unproved properties are expensed.

Unproved oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance. In 2003 and 2002, impairments of $16,020 and $0 were recorded, respectively. Other unproved properties are amortized based on Century's experience of successful drilling and average holding period. Capitalized costs of producing oil and gas properties, after considering estimated abandonment costs and estimated salvage values, are depreciated and depleted by the unit-of-production method. Support equipment and other property and equipment are depreciated over their estimated useful lives.

On the sale or retirement of a complete unit of a proved property, the cost and related accumulated depreciation, depletion and amortization are eliminated from the property accounts and the resultant gain or loss is recognized. On the retirement or sale of a partial unit of proved property, the cost is charged to accumulated depreciation, depletion, and amortization with a resulting gain or loss recognized in income.

On the sale of an entire interest in an unproved property for cash or cash equivalent, gain or loss on the sale is recognized, taking into consideration the amount of any recorded impairment if the property had been assessed individually. If a partial interest in an unproved property is sold, the amount received is treated as a reduction of the cost of the interest retained.

Interest is capitalized on expenditures for significant exploration and development projects while activities are in progress to bring the assets to their intended use. $22,528 and $0 was capitalized in 2003 and 2002, respectively.

Income Taxes. Century elected to be treated as an S Corporation for income tax purposes in 1988, and does not pay income taxes.

Recent Accounting Pronouncements. Century does not expect the adoption of recently issued accounting pronouncements to have a significant impact on its results of operations, financial position or cash flow.

NOTE 2 - ADVANCES FROM INVESTORS

Century receives monies from investors for specific projects from time to time. As of December 31, 2003, $30,000 advanced by investors was being held for repayment. Another $18,456 is the excess cash over amounts spent for a well drilled in 2002 and was determined to be a dry hole in 2004. The well is expected to be plugged and abandoned in 2004 and any remaining unused amounts will be returned to investors.

Another investor advanced $65,000 towards the purchase of an interest in New Century's Herrera lease in early 2002. This purchase never was consummated and New Century agreed to repay the investor the $65,000 and an additional $40,000. The extra monies were recorded as interest expense during the periods until the amount was repaid in full in March 2004. As of December 31, 2003, the balance owed to this investor was $26,991.

NOTE 3 - LONG-TERM DEBT

Century's long-term debt and production payments consist of the following as of December 31, 2003:

     Production payments due to Black Rock Energy Capital,
       repayable from various percentages from 25% - 60%
       of proceeds from the sale of oil and gas from all
       of Century's Herrera, Wheeler, Hamill and Tenna
       wells, including interest at 18%                          $571,354

     Installment note payable to Wells Fargo Bank,
       repayable in 25 remaining equal monthly
       installments of $1,489, including 10% interest,
       no collateral                                               35,256
                                                                 --------
                                                                 $606,610
     Less:  current portion                                      (206,610)
                                                                 --------
                                                                  400,000
                                                                 ========

Century estimates its long-term debt and production payments are repayable in the following years:

               2005                                               200,000
               2006                                               200,000

NOTE 4 - COMMITMENTS

Century's office lease was renewed in February 2004 and expires May 31, 2007. Minimum lease payments of $15,168 are due in 2004, and $18,060 is due in each of 2005 and 2006, with $7,525 due in 2007.

NOTE 5 - SUBSEQUENT EVENTS

In January and February 2004, New Century borrowed a total of $904,500 from Blackrock Energy Corp. as an amendment to their production payment loan (see
Note 3).

Also in January 2004, New Century borrowed $400,000 from Blackcap Diamond Fidelity LP, LLLP. The loan is payable on demand with 7% interest and no collateral.

On February 2, 2004, New Century purchased a 100% working interest in the South Sargent Field in Matagorda County, Texas from two sellers for an adjusted purchase price of $1,318,492. On March 1, New Century sold 20% of its interest to Aquatic Cellulose International Corp. for $290,000, realizing a $26,302 net gain on the sale. In the same agreement, Aquatic advanced an additional $290,000 as a non-refundable deposit on the right to participate in specified new drilling opportunities.

NOTE 6 - SUPPLEMENTAL OIL AND GAS INFORMATION (unaudited)

Reserve Information

The following estimates of proved developed reserve quantities and related standardized measure of discounted net cash flow are estimates only, and do not purport to reflect realizable values or fair market values of Century's reserves. Century emphasizes that reserve estimates are inherently imprecise. Accordingly, these estimates are expected to change as future information becomes available. All of Century's reserves are located in Texas and Louisiana, which are considered a single geographic area.

Proved reserves are estimated reserves of crude oil (including condensate and natural gas liquids) and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are those expected to be recovered through existing wells, equipment, and operating methods.

The standardized measure of discounted future net cash flows is computed by applying year-end prices of oil and gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved oil and gas reserves, less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, less estimated future income tax expenses (based on year-end statutory tax rates) to be incurred on pretax net cash flows less tax basis of the properties and available credits, and assuming continuation of existing economic conditions. The estimated future net cash flows are then discounted using a rate of 10 percent a year to reflect the estimated timing of the future cash flows.


                                                2003               2002
                                           Oil        Gas      Oil      Gas
                                         (MBbls)    (MMcf)   (MBbls)   (MMcf)
                                          -----      -----    -----     -----
Proved developed reserves
  Beginning of year                         50        110       60        113
  Purchases of minerals in place            91
  Production                               (23)       (3)      (10)       (3)
                                          -----      -----    -----     -----
     End  of  year                         118        107       50        110
                                          =====      =====    =====     =====


Standardized Measure of Discounted Future
  Net Cash Flows at December 31, 2003                          (000's)
                                                               -------
    Future cash inflows                                       $10,915
    Future production costs                                    (2,885)
    Future development costs                                   (1,105)
    Future income tax expenses, at 34%                         (2,354)
                                                               -------
     Future gross cash flows                                    4,571

    Less:  10% annual discount for
              estimated timing of cash flows                   (1,142)
                                                               -------
  Standardized measures of discounted future net cash flows
    relating to proved oil and gas reserves                    $3,429
                                                               =======

The following reconciles the change in the standardized measure of discounted future net cash flow during 2003

Beginning of year                                              $3,959
  Sales of oil and gas produced, net of production costs         (688)
  Net changes in prices and production costs                      158
  Improved recovery, less related costs                           n/a
  Net changes in estimated future development costs               n/a
  Revisions of previous quantity estimates                        n/a
  Future income tax expense                                         0
                                                               ------
End of year                                                    $3,429
                                                               ======

NOTE 7 - REVERSE ACQUISITION (Unaudited)

On September 30, 2004, Century Resources, Inc. was acquired by Vertica Software, Inc., a Colorado corporation, in a transaction accounted for as a reverse acquisition. Vertica was renamed New Century Energy Corp. on October 26, 2004. The sole stockholder of Century received 37,500,000 shares in exchange for 100% of Century. Immediately prior to the transaction, there were 482,517 common and 5,000 preferred shares outstanding in Vertica.

                            NEW CENTURY ENERGY CORP.
                       (formerly Century Resources, Inc.)
                                  BALANCE SHEET
                                  June 30, 2004
                                  Unaudited

     ASSETS
Current Assets
  Cash                                                      $  294,859
  Receivables                                                   74,315
  Inventory                                                     73,047
  Other                                                         10,200
                                                            ----------
     Total Current Assets                                      452,421
                                                            ----------
Office equipment, net of $208 accumulated depreciation           1,545
                                                            ----------
Oil and gas properties, using successful efforts
  method of accounting
     Proved properties                                       2,140,767
     Unproved properties     26,053
     Wells and related equipment and facilities                189,473
                                                            ----------
                                                             2,356,293
     Less accumulated depreciation, depletion,
          amortization and impairment                         (576,313)
                                                            ----------
     Net oil and gas properties                              1,779,980
                                                            ----------
                                                            $2,233,946
                                                            ==========

     LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Current portion of installment notes payable (estimated)    $700,000
  Advances from investors       47,869
  Demand note payable, with interest at 7%, no collateral      400,000
  Accounts payable                                             206,769
  Accrued liabilities                                            9,334
  Deferred income tax                                          112,333
  Advances from sole stockholder                                11,123
                                                            ----------
     Total Current Liabilities     1,487,428

Long-term portion of installment note payable                  511,239
                                                            ----------
     Total Liabilities                                       1,998,667
                                                            ----------

Stockholder's Equity
  Common stock, no par value, 1,000 shares
    authorized, 500 shares issued and outstanding               11,550
  Additional paid in capital                                     5,670
  Retained earnings                                            218,059
                                                            ----------
     Total Stockholders' Equity                                235,279
                                                            ----------
                                                            $2,233,946
                                                            ==========


                            NEW CENTURY ENERGY CORP.
                       (formerly Century Resources, Inc.)
                            STATEMENTS OF OPERATIONS
                                    Unaudited

                                         Three Months Ended June 30     Six Months Ended June 30
                                             2004           2003          2004        2003
                                           ---------     ---------     ---------    ---------
Revenues
  Oil and gas sales                         $248,375      $112,003      $819,103     $177,663
  Sale of option                                                        290,000
  Gain on sale of oil
    and gas properties                                      12,000        26,302       12,000
                                           ---------     ---------     ---------    ---------
Total revenues                               248,375       124,003     1,135,405      189,663
                                           ---------     ---------     ---------    ---------
Expenses
  Lease operating                            160,872        39,978       274,996       82,702
  Production taxes                            11,408           523        37,622        1,104
  Exploration costs                            9,453                       9,453
  General & administrative                    41,243         8,262        35,941       39,255
  Depreciation, depletion
  and amortization                           110,786        53,925       213,026       92,415
  Interest                                    63,255           633       133,720       23,054
                                           ---------     ---------     ---------    ---------
Total expenses                               397,017       103,321       704,758      238,530
                                           ---------     ---------     ---------    ---------
Net income (loss)
  before income taxes                       (148,642)                    430,647

Income tax expense
  (recovery)                                 (50,538)                    112,333
                                           ---------     ---------     ---------    ---------
NET INCOME (LOSS)                           $(98,104)     $ 20,682      $318,314     $(48,867)
                                          ==========     =========     =========     =========



                            NEW CENTURY ENERGY CORP.
                       (formerly Century Resources, Inc.)
                            STATEMENTS OF CASH FLOW
                    Six Months Ended June 30, 2004 and 2003
                               Unaudited

                                                          2004                      2003
                                                       ----------                ---------
Cash Flows Used in Operating Activities
  Net income (loss)                                    $  318,314              $   (48,867)
  Adjustments to reconcile net income to net cash
    used in operating activities:
    Depreciation, depletion and amortization              213,026                   92,414
    Gain on sale of oil and gas properties               (316,302)                 (12,000)
    Imputed interest                                        5,670
  Changes in:
    Accounts receivable                                    45,283                   13,421
    Inventory                                             (73,047)
    Other                                                                          (10,200)
    Accounts payable & accrued liabilities                 83,527                   38,776
    Deferred income taxes                                 112,333
                                                       ----------                ---------
  Net Cash Used in Operating Activities                   378,604                   83,744
                                                       ----------                ---------

Cash Flows used in Investing activities
  Capital expenditures oil and gas properties          (1,477,620)                (371,159)
  Proceeds from sale of oil and gas property              500,000                   22,000
  Purchase of office equipment                             (1,753)
                                                      ----------                 ---------
  Net Cash Provided by Investing Activities              (979,373)                (349,159)
                                                      ----------                 ---------
Cash Flows from Financing Activities
  Proceeds from additions to long-term debt               904,500
  Proceeds from demand note payable                       400,000
  Payments to reduce long-term debt                      (299,871)                 (34,125)
  Return of advances from investors                       (27,578)                 (61,000)
  Repayments to sole shareholder                         (158,000)                 (41,045)
                                                       ----------                 ---------
Net Cash Provided by (Used) Financing Activities          819,051                 (136,170)
                                                       ----------                 ---------
Net increase (decrease) in cash                           218,282                 (401,585)

Cash at beginning of year                                  76,577                  404,424
                                                       ----------                 ---------

Cash at end of year                                    $  294,859               $    2,839
                                                       ==========                 =========

                            NEW CENTURY ENERGY CORP.
                       (formerly Century Resources, Inc.)
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of Century Resources, Inc. ("Century"), have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained in elsewhere herein in this Form 8-K. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for 2003 as reported in the form 8-K have been omitted.

(b) Pro Forma Financial Information, attached hereto.

PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following pro forma financial statements has been derived from the financial statements of New Century Energy Corp. ("New Century") at December 31, 2003 and adjusts such information to give effect to its reverse acquisition by Vertica Software, Inc. ("Vertica"), as if the acquisition had occurred at December 31, 2003. The pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at either year-end. The pro forma financial statements should be read in conjunction with the notes thereto and each Company's consolidated financial statements and related notes thereto contained herein and in Winfield's latest Form 10-KSB filed with the SEC.


Pro forma Consolidated Condensed Balance Sheet:

                                           12/31/03       12/31/03
                                         New Century       Vertica         Adjustment      Pro-Forma
                                         -----------      ---------        ----------      ----------
Current Assets
     Cash                                $    76,577    $    16,869  (1)  $   (16,869)    $    76,577
     Accounts  receivable                    119,597              -                 -         119,597
     Property  and  equipment,  net          778,877          7,177  (1)       (7,177)        778,877
     Other  assets                                 -         21,880  (1)      (21,880)         21,880
                                         -----------      ---------        ----------      ----------
     Total  Assets                          $975,051    $    45,926                        $  975,051
                                         ===========      =========                        ==========
Current Liabilities
     Accounts  payable                   $   132,576    $ 1,070,005  (1)  $ 1,070,005      $  132,576
     Accrued  expenses                             -         34,712  (1)       34,712               -
     Advances  from  investors               155,447              -                -           47,184
     Notes  payable                          606,610        914,300  (1)      914,300         155,447
     Advances  from  stockholders            169,123              -                 -         169,123
                                         -----------      ---------        ----------      ----------
     Total  Liabilities                    1,063,756      2,019,017                         1,063,756
                                         -----------      ---------        ----------      ----------
Preferred stock, $.001 par,
     3,000,000  shares  authorized,
     none  issued  and  outstanding                -              -                                -
Common stock, $.0001 par,
     30,000,000  shares  authorized,
     21,850,092  and  37,982,517
     shares  issued  and  outstanding              -          2,185  (1)       (1,613)          3,798
Common stock, no par value,
     1,000  shares  authorized,
     500  shares  issued
     and  outstanding                         11,500                 (1)       11,500
Paid in capital                                           3,192,143  (1)    3,192,143
                                                                     (1)       (7,062)          8,392
Accumulated Deficit                         (100,255)    (5,168,059) (1)   (5,167,419)       (100,895)
                                         -----------      ----------       ----------      ----------
     Total  Stockholders'  deficit           (88,705)    (1,973,091)                          (88,705)
                                         -----------      ----------       ----------      ----------
Total liabilities and
Stockholders' equity                     $   975,051    $     45,926                     $    975,051
                                         ===========      ==========                       ==========


NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

On September 30, 2004, New Century exchanged 100% of its issued and outstanding common stock for 37,500,000 newly issued shares of Vertica common stock (the "Exchange"). Immediately prior to closing, there were 482,517 issued and outstanding shares of common stock and 5,000 issued and outstanding shares of preferred stock of Vertica.

Vertica directors have represented that all assets have been expended and that all liabilities shown have been paid off.

In connection with the merger, Vertica changed their name to New Century Energy Corp.

(c) Exhibits

     2.1     Agreement and Plan of Reorganization (without exhibits)*

* Filed as exhibit 99 to the Form 8-K filed October 20, 2004, and incorporated by reference herein.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          New Century Energy Corp.

                                          November 19, 2004

                                          By: /s/Edward R. DeStefano
                                             --------------------------
                                                 Edward R. DeStefano,
                                                 President